EXHIBIT 99.1

Accrued Interest Date:                               Collection Period Ending:

25-Jul-03                                                          31-Jul-03
Distribution Date:      BMW VEHICLE OWNER TRUST 2001-A              Period #
                        ------------------------------
25-Aug-03                                                                 27

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Balances
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
                                                                                             Initial                  Period End
      Receivables                                                                     $1,489,992,840                $368,874,882
      Pre-Funding Account                                                                $99,965,067                          $0
      Capitalized Interest Account                                                        $1,045,665                          $0
      Reserve Account                                                                    $22,349,893                 $11,924,684
      Yield Supplement Overcollateralization                                              $8,157,907                  $1,516,419
      Class A-1 Notes                                                                   $329,000,000                          $0
      Class A-2 Notes                                                                   $448,000,000                          $0
      Class A-3 Notes                                                                   $499,000,000                 $61,558,463
      Class A-4 Notes                                                                   $274,000,000                $274,000,000
      Class B Notes                                                                      $31,800,000                 $31,800,000

Current Collection Period
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      Beginning Receivables Outstanding                                                 $399,841,277
      Calculation of Total Distribution Amount
           Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                          $16,436,489
                Receipts of Pre-Paid Principal                                           $14,123,933
                Liquidation Proceeds                                                        $230,417
                Principal Balance Allocable to Gross Charge-offs                            $175,556
                Release from Pre-Funding Account                                                  $0
           Total Receipts of Principal                                                   $30,966,395

           Interest Distribution Amount
                Receipts of Interest                                                      $2,348,592
                Servicer Advances                                                                 $0
                Reimbursement of Previous Servicer Advances                                     ($18)
                Accrued Interest on Purchased Receivables                                         $0
                Recoveries                                                                   $45,064
                Capitalized Interest Payments                                                     $0
                Net Investment Earnings                                                      $10,591
           Total Receipts of Interest                                                     $2,404,229

           Release from Reserve Account                                                           $0

      Total Distribution Amount                                                          $33,195,068

      Ending Receivables Outstanding                                                    $368,874,882

Servicer Advance Amounts
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      Beginning Period Unreimbursed Previous Servicer Advance                             $2,361,062
      Current Period Servicer Advance                                                             $0
      Current Reimbursement of Previous Servicer Advance                                        ($18)
      Ending Period Unreimbursed Previous Servicer Advances                               $2,361,044

Collection Account
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      Deposits to Collection Account                                                     $33,195,068
      Withdrawals from Collection Account
           Servicing Fees                                                                   $333,201
           Class A Noteholder Interest Distribution                                       $1,528,591
           First Priority Principal Distribution                                                  $0
           Class B Noteholder Interest Distribution                                         $144,690
           Regular Principal Distribution                                                $30,817,971
           Reserve Account Deposit                                                                $0
           Unpaid Trustee Fees                                                                    $0
           Excess Funds Released to Depositor                                               $370,615
      Total Distributions from Collection Account                                        $33,195,068


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
Excess Funds Released to the Depositor
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           Release from Reserve Account                                         $0
           Release from Collection Account                                $370,615
      Total Excess Funds Released to the Depositor                        $370,615

Note Distribution Account
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      Amount Deposited from the Collection Account                     $32,491,252
      Amount Deposited from the Reserve Account                                 $0
      Amount Paid to Noteholders                                       $32,491,252

Distributions
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      Monthly Principal Distributable Amount                       Current Payment      Ending Balance   Per $1,000        Factor
      Class A-1 Notes                                                           $0                  $0        $0.00         0.00%
      Class A-2 Notes                                                           $0                  $0        $0.00         0.00%
      Class A-3 Notes                                                  $30,817,971         $61,558,463       $61.76        12.34%
      Class A-4 Notes                                                           $0        $274,000,000        $0.00       100.00%
      Class B Notes                                                             $0         $31,800,000        $0.00       100.00%

      Interest Distributable Amount                                Current Payment          Per $1,000
      Class A-1 Notes                                                           $0               $0.00
      Class A-2 Notes                                                           $0               $0.00
      Class A-3 Notes                                                     $361,808               $0.73
      Class A-4 Notes                                                   $1,166,783               $4.26
      Class B Notes                                                       $144,690               $4.55



Carryover Shortfalls
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                                                                       Prior
                                                                   Period Carryover     Current Payment   Per $1,000
      Class A-1 Interest Carryover Shortfall                                    $0                  $0           $0
      Class A-2 Interest Carryover Shortfall                                    $0                  $0           $0
      Class A-3 Interest Carryover Shortfall                                    $0                  $0           $0
      Class A-4 Interest Carryover Shortfall                                    $0                  $0           $0
      Class B Interest Carryover Shortfall                                      $0                  $0           $0


Receivables Data
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                                                                  Beginning Period       Ending Period
      Number of Contracts                                                   32,710              31,333
      Weighted Average Remaining Term                                        26.48               25.59
      Weighted Average Annual Percentage Rate                                7.57%               7.57%

      Delinquencies Aging Profile End of Period                      Dollar Amount          Percentage
           Current                                                    $318,354,272              86.30%
           1-29 days                                                   $40,146,105              10.88%
           30-59 days                                                   $7,582,263               2.06%
           60-89 days                                                   $1,731,693               0.47%
           90-119 days                                                    $264,358               0.07%
           120+ days                                                      $796,191               0.22%
           Total                                                      $368,874,882             100.00%
           Delinquent Receivables +30 days past due                    $10,374,505               2.81%


                                      2

      Charge-offs
           Gross Principal Charge-Offs for Current Period                 $175,556
           Recoveries for Current Period                                   $45,064
           Net Losses for Current Period                                  $130,492

           Cumulative Realized Losses                                   $7,689,597


      Repossessions                                                  Dollar Amount               Units
           Beginning Period Repossessed Receivables Balance               $976,292                  45
           Ending Period Repossessed Receivables Balance                  $975,501                  57
           Principal Balance of 90+ Day Repossessed Vehicles              $106,501                   7



Yield Supplement Overcollateralization
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      Beginning Period Required Amount                                  $1,664,843
      Beginning Period Amount                                           $1,664,843
      Ending Period Required Amount                                     $1,516,419
      Current Period Release                                              $148,424
      Ending Period Amount                                              $1,516,419
      Next Distribution Date Required Amount                            $1,375,717

Capitalized Interest Account
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      Beginning Period Required Amount                                          $0
      Beginning Period Amount                                                   $0
      Net Investment Earnings                                                   $0
      Current Period Release to Depositor                                       $0
      Ending Period Required Amount                                             $0
      Ending Period Amount                                                      $0


Pre-Funding Account
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      Beginning Period Amount                                                   $0
      Net Investment Earnings                                                   $0
      Release to Servicer for Additional Loans                                  $0
      Current Period Release for Deposit to Collection Account                  $0
      Ending Period Amount                                                      $0

Reserve Account
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      Beginning Period Required Amount                                 $11,924,684
      Beginning Period Amount                                          $11,924,684
      Net Investment Earnings                                              $10,591
      Current Period Deposit                                                    $0
      Current Period Release to Collection Account                              $0
      Current Period Release to Depositor                                       $0
      Ending Period Required Amount                                    $11,924,684
      Ending Period Amount                                             $11,924,684



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